UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:
    Preliminary Proxy Statement
    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

    No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
on behalf of its
GLOBAL FRANCHISE PORTFOLIO
c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF THE GLOBAL FRANCHISE PORTFOLIO

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of the Global Franchise Portfolio (the ‘‘Portfolio’’) of The Universal Institutional Funds, Inc. (the ‘‘Fund’’) will be held on January 25, 2007 at 10:30 a.m., at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor Conference Room 1-B, New York, New York 10020.

The Meeting is being held for the following purpose:

1.	To change the Portfolio from a diversified fund to a non-diversified fund.

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only holders of record of shares of the Portfolio as of the close of business on November 8, 2006, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Portfolio or any adjournments thereof.

Mary E. Mullin Secretary

Dated: November 20, 2006

If you do not expect to attend the Meeting for the Portfolio, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy Card or voting by telephone or Internet by following the instructions on the Portfolio's Proxy Card promptly.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
on behalf of its
GLOBAL FRANCHISE PORTFOLIO
c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
OF THE GLOBAL FRANCHISE PORTFOLIO
TO BE HELD
JANUARY 25, 2007

This proxy statement is furnished by the Board of Directors (the ‘‘Board,’’ the directors of which are referred to as the ‘‘Directors’’) of The Universal Institutional Funds, Inc. (the ‘‘Fund’’) in connection with the solicitation of Proxies by the Board of Directors for use at the Special Meeting of Shareholders of the Global Franchise Portfolio (the ‘‘Portfolio’’) to be held on January 25, 2007 (the ‘‘Meeting’’), at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc. (hereinafter ‘‘MSIM’’ or the ‘‘Adviser’’), 1221 Avenue of the Americas, 3rd Floor Auditorium, New York, New York 10020. It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card will first be mailed to holders of stock of the Portfolio (each a ‘‘Shareholder’’ and collectively, the ‘‘Shareholders’’) on or about November 20, 2006. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders of the Portfolio.

If the accompanying Proxy Card for the Portfolio is executed properly and returned, shares represented by it will be voted at the Meeting for the Portfolio in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting of the Portfolio. All proxies that are properly signed and received in time and not revoked will be voted as marked. If no instructions are specified, shares will be voted FOR Proposal 1.

The Board has fixed the close of business on November 8, 2006 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Each full share will be entitled to vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the record date, the Portfolio had 11,919,508 shares outstanding and entitled to vote.

The expense of solicitation, consisting primarily of printing and mailing, is estimated at $69,000 and will be borne by the Adviser and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Portfolio, telephonic, telegraphic, online or oral communications by regular employees of certain affiliates of the Fund, including MSIM (which conducts business under the name Van Kampen), having as its principal office 1221 Avenue of the Americas, New York, New York 10020, who will receive no extra compensation for their services.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card accompanying this Proxy Statement. To vote by touchtone telephone or by

Internet, Shareholders can access the website or call the toll-free number listed on the proxy card. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2005 and its semi-annual report for the fiscal period ended June 30, 2006 to any Shareholder of the Portfolio requesting such reports. Requests for the Fund's annual report and semi-annual report should be made in writing to the Fund, c/o J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, by calling 1-800-221-6726 or by visiting the Adviser's internet website at www.morganstanley.com/im or by contacting your insurance company.

The Board of Directors of the Fund recommend that you vote ‘‘FOR’’ Proposal No. 1.

TO CHANGE THE PORTFOLIO FROM A DIVERSIFIED FUND TO
A NON-DIVERSIFIED FUND
(Proposal No. 1)

The Board of Directors, including all the Independent Directors, has approved, and recommends that Shareholders of the Portfolio approve, changing the Portfolio from a diversified fund to a non-diversified fund.

A ‘‘diversified fund,’’ pursuant to Section 5(b)(1) of the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), must have 75% of its total assets represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund's total assets and not more than 10% of any class of the outstanding voting securities of such issuer. Conversely, the 1940 Act defines a ‘‘non-diversified fund’’ as a fund other than a diversified fund, and therefore places no limits on a non-diversified fund pursuant to this classification. A fund's designation as non-diversified connotes greater risk because it may invest in a limited number of issuers. A non-diversified portfolio has potential for an increase in volatility since the portfolio's performance may be closely tied to the market value of a single issuer. Investing a larger percentage of its assets in a single issuer increases the Portfolio's exposure to credit risk and other risks associated with that issuer's financial condition and business operations. The 1940 Act diversification requirements are similar to, but, are separate and apart from the diversification requirements that the Portfolio complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. This Proposal does not in any way affect the Portfolio's ability to comply with Subchapter M.

The Portfolio was initially registered with the Securities and Exchange Commission (the ‘‘SEC’’) as a non-diversified fund. The SEC staff has taken the position that a non-diversified fund that operates for three consecutive years as a diversified fund will become, by operation of law, a diversified fund. As an investment policy, the Portfolio generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio has been managed within these policies while inadvertently meeting the diversification requirements. However, the Adviser believes that a non-diversified classification is an essential tool in managing the Portfolio over time given the likelihood that the Portfolio may be invested in a limited number of issuers.

Although a non-diversified fund may be reclassified as a diversified fund solely by operation of law, pursuant to Section 13(a) of the 1940 Act, a fund cannot change from diversified to non-diversified without shareholder approval. Therefore, Shareholders are being asked to approve changing the Portfolio from a diversified fund to a non-diversified fund to enable the Adviser to manage the Portfolio consistent within its current investment policy.

If Shareholders approve this proposal, the Portfolio may operate as a non-diversified fund or, in the Adviser's discretion, it may not, subject to the beneficial needs of Shareholders. The Adviser will reserve freedom of action to operate the Portfolio in a non-diversified manner only if, and when, it would be in Shareholders' best interests to do so, provided that the Adviser does not operate the Portfolio in a diversified manner within three consecutive years following shareholder approval. 1940 Act rules will require the Portfolio to again seek shareholder approval to reserve freedom of action to operate the Portfolio as non-diversified, in the event the Portfolio is subsequently reclassified, by operation of law, as a diversified fund.

At a meeting held on October 31, 2006, the Board unanimously approved the submission of this Proposal to Shareholders for their approval.

Vote Required and Board Recommendation

Approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio entitled to vote thereon. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Portfolio. The Board of Directors of the Fund recommends that you vote ‘‘FOR’’ Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of November 8, 2006, the following Shareholders were known by the Fund to own of record and beneficially 5% or more of the Portfolio's outstanding shares.

Name and Address of Beneficial Owner of Class I Shares	Amount of Beneficial Ownership of Class I Shares	Percent of Class I Shares
None

Name and Address of Beneficial Owner of Class II Shares	Amount of Beneficial Ownership of Class II Shares	Percent of Class II Shares
ALLSTATE LIFE INSURANCE ATTN FINANCIAL CONTROL 3100 SANDERS RD NORTHBROOK, IL 60062	6,131,240.43	51.44%
HARTFORD LIFE & ANNUITY INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD, CT 06104-2999	2,038,143.57	17.10%
METLIFE LIFE & ANNUITY COMPANY OF CONNECTICUT PO BOX 990027 HARTFORD, CT 06199-0027	1,741,613.50	14.61%
METLIFE INSURANCE COMPANY OF CONNECTICUT PO BOX 990027 HARTFORD, CT 06199-0027	949,919.71	7.97%

As of November 8, 2006, to the knowledge of the Adviser, the Directors and executive officers of the Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Portfolio.

ADDITIONAL INFORMATION

General

The presence at any Shareholders' meeting, in person or by proxy, of the holders of one-third of the Portfolio's shares issued and outstanding and entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For this purpose, abstentions and broker ‘‘non-votes’’ will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

The shares of the Portfolio are currently held only by insurance companies (the ‘‘Insurance Companies’’) for allocation to certain of their separate accounts (each an ‘‘Account’’) established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies they issue (collectively, the variable annuity contracts and the variable life policies are hereafter referred to as the ‘‘Contracts’’).

In accordance with their view of currently applicable law, the Insurance Companies will vote the shares of the Portfolio held in the applicable Account based on instructions received from the owners of Contracts (‘‘Contract Owners’’) having the voting interest in the corresponding sub-accounts of the Account. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that the Insurance Companies will furnish a copy of this Proxy Statement to Contract Owners and that the Insurance Companies will furnish to Contract Owners one or more instruction cards by which the Contract Owners may provide their instructions to the Insurance Companies. Shares for which no instructions are received in time to be voted will be voted by the Insurance Companies in the same proportion as shares for which instructions have been received in time to be voted.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the Proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxy votes. Any such adjournment will require the affirmative vote of the holders of a majority of the Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have voted ‘‘for’’ the Proposal and will vote against such adjournment those proxies which have voted ‘‘against’’ the Proposal. Abstentions and broker ‘‘non-votes’’ will be disregarded in connection with any such vote for adjournment.

Distributor and Administrator

Morgan Stanley Investment Management Inc. also serves as the Fund’s administrator (the ‘‘Administrator’’). Morgan Stanley Distribution Inc. serves as the Fund’s distributor (the ‘‘Distributor’’). The business address of the Administrator and the Distributor is 1221 Avenue of the Americas, New York, New York 10020. Under a Sub-Administration Agreement between the Administrator and J.P. Morgan Investor Services Co. (‘‘J.P. Morgan’’), a corporate affiliate of J.P. Morgan Chase Bank, J.P. Morgan provides certain administrative services to the Fund. J.P. Morgan's business address is 73 Tremont Street, Boston, Massachusetts 02108-3919.

Submission of Shareholder Proposals

The Fund does not hold regular annual meetings of shareholders. As a general matter, the Fund does not intend to hold future regular annual or special meetings of their shareholders unless required by the Investment Company Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Fund should send such Proposal to the Fund, c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020. To be considered for presentation at a shareholder meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

OTHER MATTERS

No matter other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund.

Shareholders who do not expect to be present at the meeting and who wish to have their shares voted are requested to either vote by telephone or Internet by following the instructions on the Proxy Card, or date and sign the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

Mary E. Mullin Secretary

Dated: November 20, 2006

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It's Easy! Just follow these simple steps:
1. Read your proxy statement and have it at hand.
2. Call toll-free 1-866-241-6192 to website: https://vote.proxy-direct.com
3. Follow the recorded or on-screen directions.
4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.                     PROXY

GLOBAL FRANCHISE PORTFOLIO

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 25, 2007

[Insurance Company Drop In]:

This Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of the Portfolio of The Universal Institutional Funds, Inc. listed above for which it is the record or beneficial owner on your behalf.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's shares with respect to the Portfolio referenced above be cast as directed on the reverse side at the Special Meeting of Shareholders of The Universal Institutional Funds, Inc. to be held in Conference Room 1B, 5th Floor, 1221 Avenue of the Americas, New York, New York 10020 on Thursday, January 25, 2007 at 10:30 a.m.  The undersigned, by completing this Form, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting.

The Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned.  If no direction is made, the votes attributable to this Instruction Card will be voted FOR the proposal listed on the reverse side.  Shares in the Portfolio for which no instructions are received will be voted by in the same proportion as votes for which instructions are received for the Portfolio.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 99999 999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date 15349_ERE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE:

    ▪

	FOR	AGAINST	ABSTAIN
1.Approval of a proposal to change the Global Franchise Portfolio from a diversified fund to a non-diversified fund.

15349_ERE

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

November 17, 2006

VIA EDGAR
---------

Securities and Exchange Commission
Judiciary Plaza
100 F Street, NE
Washington, D.C.  20549

Re:      The Universal Institutional Funds, Inc.  (the "Fund")
         (File No. 811-07607)

Ladies and Gentlemen:

On behalf of the Fund, we transmit for filing under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each as amended, a definitive copy of the following documents:

(i)      a notice of meeting, proxy statement, form of proxy and form of voting instruction card relating to a special meeting of shareholders of the
         Fund for the consideration of a proposal to change the fund from a diversified fund to a non-diversified fund, in the form in which such material is to be furnished by the management of the Fund to the Fund's shareholders; and

(ii)     Schedule 14A.

The Fund anticipates mailing copies of the definitive notice of meeting, proxy statement, form of proxy and voting instruction card on or about November 17,
2006. No fee is required in connection with this filing. If you have any questions concerning the foregoing, please do not hesitate to contact me at
(212) 762-5442.

Sincerely,

/s/ Rita Rubin

Rita Rubin